Exhibit 99.2

LIGHTHOUSE CARE CENTERS, LLC – OPERATING DIVISIONS

2004

LIGHTHOUSE CARE CENTERS, LLC – OPERATING DIVISIONS

Combined Financial Statements

Years Ended

December 31, 2004 and 2003

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Financial Statements

Years Ended December 31, 2004 and 2003

INDEPENDENT AUDITORS’ REPORT

To the Member

Lighthouse Care Centers, LLC – Operating Divisions

We have audited the combined balance sheets of Lighthouse Care Centers, LLC—Operating Divisions (the “Operating Divisions,”) as of December 31, 2004 and 2003, and the combined statements of income, member’s deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Operating Divisions’ management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements for Lighthouse Care Centers of Augusta, LLC (“LHCC Augusta”) for the years ended December 31, 2004 and 2003, were audited by other auditors whose report dated May 20, 2005, expressed an unqualified opinion. We have relied on the work of the other auditors as it relates to these combined financials.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Operating Divisions, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

March 28, 2006

6136 Shallowford Road Suite 101 Chattanooga, TN 37421
Phone 423-894-7400 Fax 423-894-9977

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Balance Sheets

December 31, 2004 and 2003

	2004	2003
ASSETS

Current assets:
Cash and cash equivalents	$391,213	$41,319
Accounts receivable, net of allowance for uncollectible accounts of $536,680 in 2004 and $290,691 in 2003	1,676,339	1,300,346
Inventories	7,392	5,153
Other current assets	10,003	28,862

Total current assets	2,084,947	1,375,680

Property and equipment, net	5,735,531	6,002,893

Other assets	6,640	30,625

Total assets	$7,827,118	$7,409,198

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Balance Sheets

December 31, 2004 and 2003

	2004	2003
LIABILITIES AND MEMBER’S DEFICIT

Current liabilities:
Current maturities of long-term debt	$162,255	$163,040
Current maturities of capital lease obligations	9,627	12,204
Lines of credit	1,985,410	1,985,410
Accounts payable	496,519	397,291
Accounts payable-related party	2,632,566	3,106,483
Accrued payroll	506,145	324,251
Accrued expenses	43,893	57,314
Third party settlement payable	38,677	—

Total current liabilities	5,875,092	6,045,993

Long-term liabilities:
Notes payable	4,804,695	4,969,369
Capital lease obligations	28,088	18,926

Total long-term liabilities	4,832,783	4,988,295

Total liabilities	10,707,875	11,034,288

Member’s deficit	(2,880,757)	(3,625,090)

Total liabilities and member’s deficit	$7,827,118	$7,409,198

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Income Statements

Years Ended December 31, 2004 and 2003

	2004	2003
Operating revenues:
Net patient service revenue	$13,633,700	$8,855,175
Other operating revenue	80,566	78,432

Total operating revenues	13,714,266	8,933,607

Operating expenses:
Payroll expense	8,496,509	6,536,639
Other nursing expense	568,770	431,796
Other dietary expense	503,054	392,466
Other general expense	37,372	31,010
Other administrative expense	1,875,533	1,709,269
Other healthcare expense	544,254	508,974
Interest expense	419,760	410,766
Depreciation and amortization expense	438,907	474,658

Total operating expenses	12,884,159	10,495,578

Income (loss) from operations	830,107	(1,561,971)

Outpatient office rental	16,226	—

Net income (loss)	$846,333	$(1,561,971)

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Statements of Members’ Deficit

Years Ended December 31, 2004 and 2003

Balance, January 1, 2003	$(2,062,450)

Net loss	(1,562,640)

Balance, December 31, 2003	(3,625,090)

Member distributions	(102,000)

Net income	846,333

Balance, December 31, 2004	$(2,880,757)

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTER, LLC—Operating Divisions Combined

Statements of Cash Flows

Years Ended December 31, 2004 and 2003

	2004	2003
Cash flows from operating activities:
Net income (loss)	$846,333	$(1,561,971)

Adjustments to reconcile income (loss) from operations to net cash used for operating activities:
Depreciation and amortization	438,907	474,658
Increase in accounts receivable	(375,993)	(1,240,150)
Decrease in accounts payable-related party	(473,917)	(321,751)
Decrease in inventory and other assets	40,605	55,424
Increase in accounts payable	99,228	1,622,351
Increase in accrued payroll and expenses	207,150	357,514

Total adjustments	(64,020)	948,046

Net cash provided by (used for) operating activities	782,313	(613,925)

Cash flows from investing activities:
Purchases of property and equipment	(151,570)	(240,271)

Net cash used for investing activities	(151,570)	(240,271)

Cash flows from financing activities:
Capital contributions (distributions)	(102,000)	889,633
Proceeds from line-of-credit	—	125,410
Payments on capital leases	(13,390)	(6,464)
Repayment of long-term debt	(165,459)	(155,440)

Net cash provided by (used for) financing activities	(280,849)	853,139

Net increase (decrease) in cash	349,894	(1,057)

Cash at beginning of year	41,319	42,376

Cash at end of year	$391,213	$41,319

Additional disclosures:
Cash paid for interest	$419,760	$410,766

Assets acquired with capital leases	$19,975	$9,300

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

December 31, 2004 and 2003

Note A	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Combination and Description of Business

The combined financial statements represent the business activities of six related limited liability companies that are operated under common ownership by Lighthouse Care Centers, LLC. The Operating Divisions include:

•	Lighthouse Care Centers of Augusta

•	Lighthouse Care Centers of Conway

•	Lighthouse Care Centers of Oconee

•	Lighthouse Care Centers of Cooper City

•	Augusta Investment Associates

•	Conway Investment Associates

These entities are collectively referred to in the notes as “the Operating Divisions.” The Lighthouse Care Centers were created to acquire, own and manage at-risk youth facilities in the states of Florida, Georgia and South Carolina. The Company began operations in 2001. Augusta Investment Associates (“AIA”) and Conway Investment Associates (“CIA”) are special purpose real estate entities that lease buildings and land to the Conway and Augusta operating companies. The lease income and related expense have been eliminated in the combination to more accurately reflect the income and expenses of the combined companies. This elimination had no effect on the combined income or loss.

Basis of Accounting

The Operating Divisions use the accrual method of accounting; revenues are recorded when earned and expenses are recognized when incurred.

Accounts Receivable

Current operations are charged with an allowance for doubtful accounts based upon experience and any unusual circumstances that affect the collectibility of receivables. Amounts deemed uncollectible are charged against this allowance. Accounts receivable are reported net of contractual adjustments which represent the difference between established billing rates and estimated reimbursement. The Operating Divisions operate under agreements with Georgia, Florida and South Carolina for the treatment of at-risk youth in the care of the Department of Juvenile Justice. Several of the Operating Divisions also treats adults under contracts with Georgia and South Carolina Medicaid, Medicare, and other third-party payors. Services rendered are reimbursed on a prospective basis and vary based on the patient’s level of need.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the depreciable assets, ranging from 3 to 40 years, using the straight-line method. Expenses for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenses for maintenance and repairs are charged to expense, as incurred.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note A	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment (continued)

Generally, assets that are fully depreciated are not eliminated from fixed assets and accumulated depreciation accounts until the year the assets are retired from use. In the case of disposal, the assets and related accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is charged or credited to income.

Revenue Recognition

Net patient revenue is reported at estimated net realizable amounts for services rendered.

Cash Equivalents

For purposes of the statement of cash flows, the Operating Divisions considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Compensated Absences

Accumulated paid time off is accrued when earned.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

As individual limited liability companies, the Operating Divisions are considered partnerships for federal and state income tax purposes and all income flows through to the member. Income is taxed to the member through its tax returns. Therefore no provision for income taxes is deemed necessary.

Note B	CONCENTRATIONS OF CREDIT RISK

The Operating Divisions maintain cash in demand deposit accounts at federally insured banks. Deposits did not exceed the federally insured limits at December 31, 2003, but exceeded the limits by $18,224 at December 31, 2004. Management believes that the credit risk related to these deposits is acceptable.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note B	CONCENTRATIONS OF CREDIT RISK (continued)

The Operating Divisions grant credit without collateral to their patients, most of which are local residents, and are insured by third-party payors agreements or are covered by State contracts. The mix of receivables by payor at December 31, 2004 and 2003 was as follows:

	2004	2003
State contracts	87%	93%
Medicare	5%	—
Self pay	4%	6%
Other	4%	1%

	100%	100%

Note C	PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	2004	2003
Land	$602,341	$602,341
Land improvements	222,850	167,062
Building	4,444,877	4,444,877
Building improvements	827,580	827,580
Furniture & fixtures	632,311	550,205
Vehicles	34,113	15,807

	6,764,072	6,607,872

Less accumulated depreciation	1,028,541	604,979

Property and equipment, net	$5,735,531	$6,002,893

Depreciation expense was $423,562 and $456,703 for the years ended December 31, 2004 and 2003, respectively.

Note D	RELATED PARTY

Jefferson City Medical Investors (“JCMI”), LLC, a Delaware limited liability company purchased a 36% interest in the property owned by Conway Investment Associates, LLC (“CIA”) in 2001, and a 49% interest in the land owned by Augusta Investment Associates, LLC, (“AIA”) in 2003. Certain members of JCMI are also members of Lighthouse Care Centers, LLC and its Operating Divisions. CIA and AIA pay monthly rental fees for use of the property owned by JCMI.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note D	RELATED PARTY (continued)

The Operating Divisions purchases professional and general liability insurance from Sunland Insurance, SPC, a captive insurance company organized and operating from the Cayman Islands. Sunland was formed by several related companies to hold, invest and direct premium dollars that previously were paid to non-related commercial carriers.

These transactions and outstanding balances with related parties are summarized as follows:

	2004	2003
Deferred rent payable	$212,483	$181,383
Net due to related companies	$2,420,083	$2,675,163
Lease expense	$96,100	$88,050
Insurance expense	$89,645	$47,731

Note E	ACCRUED LEAVE

The Operating Divisions have a vacation accrual plan that allows employees to accrue vacation based on a formula using their job classification, length of service, and number of hours worked. Unpaid accrued leave as of December 31, 2004 and 2003, was $181,309 and $112,930, respectively, and is included in accrued payroll as a current liability.

Note F	PENSION PLAN

The Operating Divisions have a 401(k) plan that covers substantially all employees. The Operating Divisions are not obligated to make plan contributions. The Operating Divisions have the option to match employee contributions, but, to date have elected not to.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note G	COMMITMENTS

The Operating Divisions lease their buildings under operating leases, and certain office equipment under capital leases. The following is a schedule of future minimum lease payments under capital and operating leases as of December 31, 2004, that have an initial or remaining term of one year or more.

Year Ending December 31	Capital Lease Payments	Operating Lease Payments
2005	$14,139	$1,650,706
2006	11,532	1,430,706
2007	11,283	1,410,706
2008	7,756	1,410,706
Thereafter	2,693	3,879,442

Total minimum lease payments	47,403	$9,782,266

Less: amount representing interest	(9,688)

Net amount payable	$37,715

Rent expenses under operating leases totaled $1,708,741 and $1,673,741 for December 31, 2004, and 2003 respectively, and is reported as part of other administrative expenses on the income statement.

The Operating Divisions lease two of their facilities from companies under common control. These leases expire in January 2013. The lease agreements contain a provision for increasing rent payments at the greater of the increase in the consumer price index or two percent. Rent expense and income under these leases are recognized on a straight-line basis and totaled $1,410,706 for both December 31, 2004 and 2003. Due to the lessor entities being included in the combination the rental income and expense have been eliminated in the combination.

Leases that do not meet the criteria for capitalization are classified as operating leases with the related rentals charged to operations as incurred.

Note H	PATIENT SERVICE REVENUE

The Operating Divisions operate under agreements with the states of Florida, Georgia, and South Carolina for the treatment of at-risk youth in the states’ juvenile justice and school systems. Services rendered are reimbursed on a prospective basis and vary based on the youth’s determined level of need. The Operating Divisions also provide for the treatment of adults needing psychiatric treatment at the facility in Conway, South Carolina. In most instances, payment for these services is covered under Medicare, the State’s Medicaid program, or other third party payors.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note H	PATIENT SERVICE REVENUE (continued)

	2004	2003
Gross patient service revenue	$17,639,260	$10,909,980
Less provisions for contractual adjustments under state and other third party reimbursement programs	(4,005,560)	(2,054,805)

Net patient service revenue	$13,633,700	$8,855,175

Note I	LINES OF CREDIT

The Operating Divisions have available lines of credit with local banks totaling $2,213,560 at December 31, 2004. The lines of credit have terms of three months and renew automatically unless terminated by either party. Interest is payable on the lines at variable rates. The amount borrowed against the lines total at December 31, 2004 and 2003 was $1,985,410

Note J	LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

	2004	2003
Note payable dated December 19, 2002, to a local bank, secured by the land and buildings owned by the Operating Divisions, payable in monthly installments at a variable interest rate with final payment due December 15, 2005	$2,830,310	$2,913,353

Note payable dated April 19, 2002, to a local bank, secured by the land and buildings owned by the Operating Divisions, payable in monthly installments at a variable interest rate with final payment due April 20, 2005	2,136,640	2,219,056

	4,966,950	5,132,409

Less current maturities	(162,225)	(163,040)

	$4,804,695	$4,969,396

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note K	RISK FINANCING AND RELATED INSURANCE ISSUES

The Operating Divisions are subject to the risks of torts by their employees; theft, destruction or damage to their fixed assets; business interruptions; errors or omissions; injury or illness of employees while in the course of their employment and acts of God, such as fires, floods, hurricanes and earthquakes. The Operating Divisions insure themselves against losses due to this exposure through the purchase of commercial liability from a related party insurer as mentioned in Note D, and workers’ compensation insurance from non-related reputable insurers. No substantial losses have been incurred in prior years, and coverage purchased has not been reduced. Management is unaware of any potential claims that would result in reductions to or cancellation of coverage by the insurer.

Note L	SUBSEQUENT EVENTS

Subsequent to the balance sheet date, the Operating Divisions were purchased by Horizon Health Corporation. The purchase was effective February 1, 2006. All of the Operating Divisions’ debt was extinguished as part of the purchase.